WARRANT NUMBER: ASR-100 _

NUMBER OF CONVERTIBLE NOTE WARRANTS : **50,000**

WARRANT CERTIFICATE

AMERICAN SCIENTIFIC RESOURCES, INC.

This Warrant Certificate certifies that **MICHAEL GANGADEEN** , an individual or his registered assigns, is the registered holder of 50,000 Convertible Note Warrants (the "Warrantholder") to purchase a number of shares (the "Warrant Shares") of the common stock, par value $.0001 per share (the "Common Stock") of American Scientific Resources, Inc. (the "Company"). Each Convertible Note Unit Warrant entitles the holder to purchase from the Company that number of Warrant Shares equal to the product obtained by multiplying the quotient obtained by multiplying one (1) by the number of Convertible Note Warrants represented hereby at the price (the "Exercise Price") of One Dollar ($1.00) per Warrant Share in accordance Paragraph 7 of the Convertible Note Unit Warrant Agreement, dated as of January 31, 2007 (the "Convertible Note Warrant Agreement"), between the Company and Warrantholders signatory thereto. Each Convertible Note Warrant shall entitle the holder thereof, subject to the satisfaction of the conditions to exercise set forth in Paragraph 7 of the Convertible Note Warrant Agreement, to purchase, on or prior to 5:00 p.m., New York City time, on January 31, 2012 (the "Warrant Expiration Date"), that number of Warrant Shares equal to the quotient obtained by multiplying one (1) by the number of Convertible Note Warrants represented hereby at the price (the "Exercise Price") of One Dollar ($1.00) per Warrant Share. Any and all rights of exercise hereof shall expire on the Warrant Expiration Date. The number of Warrant Shares issuable under this Convertible Note Warrant Certificate and the Exercise Price are subject to adjustment pursuant to Paragraph 8 of the Convertible Note Warrant Agreement.

The Convertible Note Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Convertible Note Warrants to purchase Warrant Shares and are issued pursuant to a Convertible Note Warrant Agreement, which Convertible Note Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Warrantholder.

Warrantholder may exercise Convertible Note Warrants in accordance herewith and with the Warrant Agreement by surrendering this Warrant Certificate, with the Election to Purchase, in the form attached hereto, properly completed and executed, together with payment of the aggregate Exercise Price, at the offices of the Company. If, after the exercise of Convertible Note Warrants evidenced hereby, the number of Convertible Note Warrants exercised shall be less than all of the Warrant Shares available hereunder, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Convertible Note Warrants then remaining.

This Warrant Certificate, when surrendered at the offices of the Company, by the registered holder thereof in person, by legal representative or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Convertible Note Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate a like number of Convertible Note Warrants.

Warrantholder may transfer the Convertible Note Warrants evidenced by this Warrant Certificate, in whole or in part, only in accordance with Paragraph 5 of the Convertible Note Warrant Agreement.

The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

(Signature Appears Next Page)

WITNESS the signatures of the duly authorized directors or officers of the Company on this day of MARCH 12 , 2007.

AMERICAN SCIENTIFIC RESOURCES, INC.

By: ______________________ 4/16/07

Dr. Christopher Tirotta, MD, MBA, CEO

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise ________________ of the Convertible Note Unit Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Convertible Note Warrant Agreement. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of ________________ whose address is ____

____, and that such certificate be delivered to

, whose address is ________________________________. If said number of Convertible Note Unit Warrants is less than the number of Convertible Note Warrants then unexpired pursuant to the Convertible Note Warrant Agreement and as evidenced by the Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the unexpired number of Convertible Note Warrants then evidenced by this Warrant Certificate be registered in the name of ________________ whose address is

, and that such Warrant Certificate be delivered to ________________________________ whose address is ____

Dated: ________________, 200____

Name of holder of Warrant Certificate:

____

(Please Print) Address:

____

Federal Tax Identification Number:

____

(if applicable)

____

Signature

Note: The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Convertible Note Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.

Signature Guaranteed: ________________________ Dated: ________________, 2007

ASSIGNMENT

For value received, ______________________________ hereby sells, assigns and transfers unto ______________________________

______________________________ of the Convertible Note Warrants evidenced by the attached Warrant Certificate, together with all right, title and interest therein, and does hereby constitute and appoint ______________________________ as its due and lawful attorney, to register the transfer of said Convertible Note Warrants on the books of American Scientific Resources, Inc., and to execute a new Warrant Certificate in the name of ______________________________ , whose address is ______________________________ evidencing the number of Convertible Note Warrants so sold, assigned and transferred hereby. If the number of Convertible Note Warrants sold, assigned or transferred hereunder is less than the unexpired number of Convertible Note Warrants evidenced by the attached Warrant Certificate, then the undersigned requests that a new Warrant Certificate for an amount of Convertible Note Warrants equal to the unexpired number of Convertible Note Warrants evidenced by the attached Warrant Certificate that were not sold, transferred or assigned be registered in the name of the undersigned.

Signed and delivered as a deed on ______________________________, 20___

Name of holder of Warrant Certificate:

____

(Please Print) Address:

____

Federal Tax Identification Number:

____

(if applicable)

____

Signature

Note: The above signature must correspond with the name as written in the first *sentence* of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and such signature must be

guaranteed.

Signature Guaranteed: ______________________________ Dated: ____________________ , 20__